Exhibit 10.2

CONSENT, WAIVER AND AMENDMENT NO. 1 TO
LOAN AND SECURITY AGREEMENT

This CONSENT, WAIVER AND AMENDMENT nO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 19, 2021 by and among NEOS THERAPEUTICS, INC., a Delaware corporation (“Company”), NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company (“NT Brands”), NEOS THERAPEUTICS, LP, a Texas limited partnership (“NT LP”; together with Company and NT Brands, each, a “Borrower” and collectively, the “Borrowers”), each other Loan Party Obligor party hereto, the Lenders party hereto, and ENCINA BUSINESS CREDIT, LLC, as agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, certain other Loan Party Obligors, Agent and Lenders are parties to that certain Loan and Security Agreement dated as of October 2, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement);

WHEREAS, Company has entered into that certain Merger Agreement, dated as of December 10, 2020, by and among Company, Aytu Bioscience, Inc., a Delaware corporation (“Aytu”), and Neutron Acquisition Sub, Inc., a Delaware corporation (the “Aytu Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Aytu shall acquire the Company via merger such that, after giving effect to such merger, Company and each other Loan Party shall be wholly-owned direct or indirect subsidiaries of Aytu (the “Aytu Merger Transaction”);

WHEREAS, upon consummation of the Aytu Merger Transaction, Borrowers desire to make a prepayment of up to $15,000,000 of principal in respect of the Term Loan Debt plus any interest thereon that would have otherwise accrued through May 11, 2021 (collectively, the “Specified Term Loan Prepayment”);

WHEREAS, on the date hereof, Borrowers desire to enter into that certain Consent, Waiver and Sixth Amendment to Facility Agreement in the form attached hereto as Exhibit A (the “Term Loan Amendment”), pursuant to which Company and the holders of the Term Loan Debt will make certain modifications to the Term Loan Facility Agreement in accordance with the terms and conditions set forth therein (including the addition of certain guarantors and collateral to support the Term Loan Debt in respect of Aytu and certain of its subsidiaries);

WHEREAS, Borrowers have requested that Agent and Lenders consent to (a) the change in control that will result from the consummation of the Aytu Merger Transaction, (b) the making of the Specified Term Loan Prepayment and (c) the modifications to the Term Loan Facility Agreement contemplated by the Term Loan Amendment, notwithstanding anything contained in the Loan Agreement or the Term Loan Intercreditor Agreement (including without limitation Section 2.2(e) thereof) to the contrary (collectively, the “Requested Consents”);

WHEREAS, Borrowers have requested that Agent and Lenders waive all breaches, Defaults and Event of Default under Section 7.15(a) of the Loan Agreement solely to the extent resulting from the inclusion of a “going concern” qualification in the audited financial statements of the Borrowers and Loan Party Obligors on a consolidated basis for the fiscal year ending December 31, 2020 (the “Specified Default”);

WHEREAS, in connection with the foregoing, Borrowers have requested that Agent and Lenders agree to the amendments to the Loan Agreement set forth herein; and

WHEREAS, Agent and Lenders are willing to consent to the Requested Consents, waive the Specified Default and amend the Loan Agreement as set forth herein, in each case subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Consent under Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance on the representations set forth in Section 4 below, Agent and the Lenders party hereto hereby consent to the Requested Consents; provided, that such consent in respect of the Specified Term Loan Prepayment is effective solely to the extent such prepayment is funded solely with proceeds of the Aytu Merger Transaction or otherwise provided by Aytu (and not, for the avoidance of doubt, funded with any cash on hand of Company or any other Loan Party). Except as expressly set forth herein, the foregoing consent is a limited consent and shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the exercise by Agent and/or Lenders of any of their respective rights, legal or equitable thereunder.

2. Limited Waiver under Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance on the representations set forth in Section 4 below, Agent and the Lenders party hereto irrevocably waive (1) the Specified Default (but not, for the avoidance of doubt, any other Event of Default that may occur and be continuing at any time) and (2) the right to impose the Default Rate of interest under Section 3.1 of the Loan Agreement, or to collect interest accruing at such Default Rate that Lenders had a lawful right to collect or apply with respect to any such Specified Default (but not, for the avoidance of doubt, any other Event of Default that may occur and be continuing at any time). Except as expressly set forth herein, the foregoing consent is a limited waiver and shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the exercise by Agent and/or Lenders of any of their respective rights, legal or equitable thereunder.

3. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance on the representations set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

(a) Section 1.1 of the Loan Agreement is hereby amended to insert the following new defined terms in their appropriate alphabetical order:

“Aytu” shall mean Aytu Bioscience, Inc., a Delaware corporation.

(b) Section 11.1(l) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(l) Change of Control. If (i) Aytu fails to own and maintain beneficial ownership, directly or indirectly, of at least fifty percent (50%) of the outstanding voting equity interests of Company on a fully diluted basis; (ii) during any period of twelve (12) consecutive months, a majority of the members of the board of directors of Company cease to be composed of individuals (1) who were members of that board or equivalent governing body on the first day of such period, (2) whose election or nomination to that board was approved by individuals referred to in clause (1) above constituting at the time of such election or nomination at least a majority of that board, or (3) whose election or nomination to that board was approved by individuals referred to in clauses (1) and (2) above constituting at the time of such election or nomination at least a majority of that board; (iii) Company ceases to, directly or indirectly, own and control 100% of each class of the outstanding equity interests of each other Loan Party; or (iv) a “change of control” or similar event occurs under the Term Loan Debt Documents;

4. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrowers and the other Loan Party Obligors party hereto represent and warrant to Agent and Lenders that:

(a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite action on the part of Borrowers and each such Loan Party Obligor party hereto and thereto, and that this Amendment has been duly executed and delivered by Borrowers and each such Loan Party Obligor signatory hereto;

(b) immediately before and after giving effect to the consummation of the transactions contemplated by this Amendment, each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality provision or qualifier contained therein) as of the date hereof (or, to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct in all material respects (without duplication of any materiality provision or qualifier contained therein) as of such earlier date);

(c) immediately before and after giving effect to the consummation of the transactions contemplated by this Amendment, no Default or Event of Default has occurred and is continuing (or would be directly caused thereby);

(d) this Amendment constitutes the legal, valid and binding obligation of Borrowers and each such Loan Party Obligor party hereto and is enforceable against Borrowers and each such Loan Party Obligor party hereto in accordance with its respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

(e) attached hereto as Exhibit A is a true, correct and complete copy of the Term Loan Amendment;

(f) no Loan Party has agreed to any waiver, consent or other modification that would result in the waiver of payment or deferral of payment of the scheduled principal payment due on May 11, 2021 under the Term Loan Debt; and

(g) the Aytu Merger Agreement has not been amended, supplemented or otherwise modified since original execution on December 10, 2020.

5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance reasonably satisfactory to Agent:

(a) Agent shall have received a fully executed copy of this Amendment executed by all Borrowers and each other Loan Party Obligor; and

(b) Agent shall have received a fully executed copy of the Term Loan Amendment.

6. Reaffirmation. Each Borrower and each other Loan Party Obligor hereby reaffirms its obligations under each Loan Document to which it is a party, as each may have been amended on or prior to the date hereof (the “Reaffirmed Agreements”). Each Borrower and each other Loan Party Obligor hereby further agrees that each Reaffirmed Agreement to which it is a party shall remain in full force and effect following the execution and delivery of this Amendment and that all references in any of the Reaffirmed Agreements to which it is a party to the “Loan Agreement” shall be deemed to refer to the Loan Agreement, as modified by this Amendment and as amended or modified from time to time hereafter. Except as expressly set forth herein, each of the Reaffirmed Agreements shall remain unmodified and in full force and effect.

7. Cost and Expenses. Borrowers acknowledge that Section 15.7 of the Loan Agreement applies to this Amendment.

8. Severability. If any provision of this Amendment is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein.

9. References. Any reference to the Loan Agreement contained in any document, instrument or agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Amendment may be executed by facsimile, email delivery or electronic signature, each of which shall be an original, with the same effect as if the signatures hereto and thereto were upon the same instrument. Signatures by facsimile, email delivery or electronic signature or other electronic communication to this Amendment or any other Loan Document shall bind the parties to the same extent as would a manually executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this letter agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

11. Release/Covenant Not to Sue. Each Borrower and each other Loan Party Obligor on behalf of itself and its successors, assigns, heirs and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Released Parties of and from any and all liability, including all actual or potential claims, demands or causes of action of any kind, nature or description whatsoever, whether arising in law or equity or under contract or tort or under any state or federal law or otherwise, which any Borrower or any Loan Party or any of their successors, assigns or other legal representatives has had, now has or has made claim to have against any of the Released Parties for or by reason of any act, omission, matter, cause or thing whatsoever, including any liability arising from acts or omissions pertaining to the transactions contemplated by this Amendment and the other Loan Documents, whether based on errors of judgment or mistake of law or fact, from the beginning of time to and including the date hereof, whether such claims, demands and causes of action are matured or known or unknown. Notwithstanding any provision in the Loan Agreement to the contrary, this Section shall remain operative even after the Termination Date and shall survive the payment in full of all of the Loans.

12. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement.

13. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AMENDMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

NEOS THERAPEUTICS, INC.

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Title:	Chief Financial Officer

NEOS THERAPEUTICS BRANDS, LLC

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Title:	Chief Financial Officer

NEOS THERAPEUTICS, LP

By: PHARMAFAB TEXAS, LLC, its general partner

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Title:	Chief Financial Officer

Signature Page to Consent, Waiver and Amendment No. 1 to Loan and Security Agreement

LOAN PARTY OBLIGORS:

NEOS THERAPEUTICS COMMERCIAL, LLC

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Title:	Chief Financial Officer

PHARMAFAB TEXAS, LLC

By:	/s/ Richard Eisenstadt
Name:	Richard Eisenstadt
Title:	Chief Financial Officer

Signature Page to Consent, Waiver and Amendment No. 1 to Loan and Security Agreement

AGENT:

ENCINA BUSINESS CREDIT, LLC, as Agent

By:	/s/ Jean R. Elie Jr.
Name:	Jean R. Elie Jr.
Title:	Authorized Signatory

LENDERS:

ENCINA BUSINESS CREDIT, LLC, as the sole Lender

By:	/s/ Jean R. Elie Jr.
Name:	Jean R. Elie Jr.
Title:	Authorized Signatory

Signature Page to Consent, Waiver and Amendment No. 1 to Loan and Security Agreement

Exhibit A

Term Loan Amendment

See Exhibit 10.1 to this Current Report on Form 8-K